Exhibit 99.1

Intuitive Machines Announces Strategic Partnership and Leadership Changes

HOUSTON, December 26, 2023 -- Intuitive Machines, Inc. (Nasdaq: LUNR, LUNRW) (“Intuitive Machines”, “Company” or “IM”), a leading space exploration, infrastructure, and services company, is preparing to follow its historic initial public offering year with a strategic focus on new partnerships, continued business growth, and key organizational and leadership changes.

Intuitive Machines is pleased to announce a strategic partnership with the South Korean firm, Boryung Corporation. This partnership brings the American and South Korean commercial companies closer together in cooperation for space exploration endeavors. Boryung, South Korea’s leading healthcare investment company, has focused on investing in critical infrastructure and in new research and development opportunities in space and beyond to expand this capability. “The two firms intend to cooperate together in discussing critical infrastructure partnerships in and around the Moon to facilitate a long-term life science campaign for research and understanding of how humans live and work in space and off planet. We believe the IM and Boryung partnership will direct the next wave of innovation in the human health research and healthcare journey by operating in deep space, and collecting essential data on combined gravity/radiation environmental effects for commercial sale,” said Steve. Altemus, President and Chief Executive Officer of Intuitive Machines.

“Additionally, Intuitive Machines is scaling across multiple business lines. Our recent contract award and execution start of the OMES III contract is evidence of how we are moving into orbital services. Our Lunar Access business is seeing an expansion beyond NASA and the CLPS program toward commercial and international business. In Space Products and Infrastructure Services we are preparing for growth in lunar surface systems that will also be part of our international expansion. With this anticipated growth, Intuitive Machines is putting in place the organization and leadership to ensure we scale seamlessly.”

Effective January 2, 2024, Peter McGrath will assume the position of Senior Vice President and Chief Operating Officer. In his new role, Mr. McGrath will focus on the daily operations of the business and focus on executing the long-term vision and strategy of the Company. Mr. McGrath has over 34 years of aerospace project and program management, capture management, and business development experience. Prior to joining Intuitive Machines in August 2020, Mr. McGrath worked at Boeing as the Director of the Global Sales and Marketing organization in the Space Exploration Business Unit, responsible for shaping, extending, and capturing business in support of NASA and commercial space exploration missions. Mr. McGrath currently serves as the Vice President of Business Development for Intuitive Machines and is responsible for expanding future business opportunities and growing the business. Mr. Altemus indicated, “The Board is pleased to promote Pete into this new role to ensure we have the correct focus on our long-term vision.”

Erik Sallee is departing as our Chief Financial Officer for personal and family reasons and to pursue other business opportunities, effective January 26, 2024. Steven Vontur will serve as our Interim Chief Financial Officer during this transition. Mr. Vontur is currently the Principal Accounting Officer for Intuitive Machines. Mr. Vontur joined the Company in July 2022 as our Corporate Controller and has played a key role in taking the Company public and building out the accounting and finance team in partnership with Mr. Sallee. Mr. Vontur has a wide range of financial and accounting expertise. As the Corporate Controller, Mr. Vontur is responsible for all aspects of accounting, reporting and financial controls of the Company including the periodic financial close process, SEC reporting, treasury operations and tax affairs of the Company. Prior to serving as the Controller of the Company, Mr. Vontur was the Senior Director of Corporate Accounting at Shimmick, Inc. from 2021 to 2022 and a project Consultant at Resources Connection, Inc. from 2020 to 2021. Mr. Vontur worked at KBR, Inc., in various positions from 2004 through his departure, with his last position as Director of Finance- SEC Reporting, Consolidations and Financial Controls. Mr. Vontur spent the first part of his career as an Audit Senior Manager with major accounting firm Ernst & Young LLP. Mr. Vontur holds a Bachelor of Science in Accounting from Texas A&M University. He is also a Certified Public Accountant. The Company has initiated a search process to identity and appoint a new permanent Chief Financial Officer.

Mr. Altemus said, “The Company has had a momentous year from going public to preparing for our first lunar launch and we are thankful for the leadership and guidance provided by Mr. Sallee. On behalf of the Company, we thank Mr. Sallee for his service to Intuitive Machines. We are delighted that Mr. Vontur has agreed to take on the interim CFO role. Mr. Vontur has demonstrated his expertise and understanding of the Company’s mission and values. I look forward to working with Pete, Steve and the rest of our leadership team as we prepare for our first mission to the moon and continue to grow the business and our partnerships.”

About Intuitive Machines

Intuitive Machines is a diversified space company focused on space exploration. Intuitive Machines supplies space products and services to support sustained robotic and human exploration to the Moon, Mars, and beyond. Intuitive Machines’ products and services are offered through its four business units: Lunar Access Services, Orbital Services, Lunar Data Services, and Space Products and Infrastructure. For more information, please visit intuitivemachines.com.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking. These forward-looking statements generally are identified by the words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: our expectations and plans relating to our first mission to the Moon; our expectations with respect to, among other things, demand for our product portfolio; our operations, our business partnerships; our business strategy, business plan, and plans to drive long-term sustainable shareholder value. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this press release: our reliance upon the efforts of our Board and key personnel to be successful; our limited operating history; our failure to manage our growth effectively; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or security incidents at our facilities; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our customer concentration; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our products; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets and know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate existing material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions (including as a result of a failure to raise the “debt ceiling”) and rising inflation; our history of losses and failure to achieve profitability and our need for substantial additional capital to fund our operations; the fact that our financial results may fluctuate significantly from quarter to quarter; our holding company status; the risk that our business and operations could be significantly affected if it becomes subject to any securities litigation or stockholder activism; our public securities’ potential liquidity and trading; and other factors detailed under the section titled Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the section titled Part I, Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, and in our subsequent filings with the SEC, which are accessible on the SEC's website at www.sec.gov and the Investors section of our website at www.investors.intuitivemachines.com. These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contacts

For investor inquiries: investors@intuitivemachines.com

For media inquiries: press@intuitivemachines.com